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                                       FORM 8-A
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                                    -------------

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934
                                     ------------

                            DYNACRAFT GOLF PRODUCTS, INC.
                (Exact name of Registrant as specified in its charter)

         OHIO                                         31-1040532
(State of incorporation                             (IRS Employer
    or organization)                               Identification No.)


                                   98 JAMES STREET
                                 NEWARK, OHIO  43055
                                    (614) 344-6174
                       (Address of Principal Executive Offices)

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          SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                                 Name of each exchange
    Title of each class                           on which each class
    to be so registered                           is to be registered
    -------------------                           -------------------

COMMON SHARES, WITHOUT PAR VALUE                        CHICAGO STOCK EXCHANGE
                                  -----------------

    If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /

    If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /

          Securities to be registered pursuant to Section 12(g) of the Act:

                                         NONE

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                              Page 1 of 3 Pages
                              Exhibit Index at Page 2

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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The description of the Registrant's Common Shares contained under the heading "DESCRIPTION OF CAPITAL STOCK" on pages 27-29 of the Prospectus (Subject to Completion) Dated July 17, 1997, contained in the Registrant's Registration Statement on Form SB-2 (File No. 333-31501), is incorporated herein by reference.

Item 2.  EXHIBITS

         All the following exhibits required by Instruction II to Item 2 will be supplied to the Chicago Stock Exchange:

         EXHIBIT
            NO.                        DESCRIPTION
         -------                       -----------

           1       Registration Statement on Form SB-2 (File No. 333-31501)

           4(a)    Form of Second Amended and Restated Articles of
                   Incorporation

           4(b)    Code of Regulations

           4(c)    Employee Stock Ownership Plan and Amendments

           5       Form of stock certificate representing Common Shares

                              Page 2 of 3 Pages
                              Exhibit Index at Page 2


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                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                             DYNACRAFT GOLF PRODUCTS, INC.



Date:  August 12, 1997            By:  /s/ Jeff Jackson
                                       ------------------------------------
                                Name:  Jeff Jackson
                               Title:  President


                              Page 3 of 3 Pages
                              Exhibit Index at Page 2